UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2007

RICA FOODS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-14999	87-0432572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

From Intel Office, 800 meters West, 200 meters North and 300 meters West City La Ribera de Belen, Heredia, Costa Rica
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (506) 298-1880

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rica Foods, Inc. (the “Company”) filed a Current Report on Form 8-K on September 24, 2007 (the “Form 8-K”), which disclosed the dismissal of Stonefield Josephson, Inc. (“Stonefield”) as the Company’s auditors. This Amended Report on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Form 8-K.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Stonefield has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in the Form 8-K. Pursuant to Item 304 of Regulation S-K, a copy of the letter is attached hereto as Exhibit 16.1 to this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.1	Stonefield Josephson, Inc. Letter dated October 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rica Foods, Inc.
(Registrant)

By:	/s/ Gustavo Barboza
Name:	Gustavo Barboza
Title:	Chief Financial Officer

Dated: October 9, 2007

Exhibit Index

Exhibit No.
16.1	Stonefield Josephson, Inc. Letter dated October 4, 2007